APEX MUNICIPAL
                                                                  FUND, INC.

                               [GRAPHIC OMITTED]

                                    STRATEGIC
                                          Performance

                                                                  Annual Report
                                                                  June 30, 1998

APEX MUNICIPAL FUND, INC.

Managed Dividend Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of June 30, 1998 were as follows:

---------------------------------------
                             Percent of
S&P Rating/Moody's Rating    Net Assets
---------------------------------------
AAA/Aaa ........................    2.1%
A/A ............................    0.4
BBB/Baa ........................   11.4
BB/Ba ..........................   15.8
B/B ............................    8.7
NR(Not Rated) ..................   63.1
Other+ .........................    0.7
---------------------------------------

+ Temporary investments in short-term municipal securities.

                                        Apex Municipal Fund, Inc., June 30, 1998

DEAR SHAREHOLDERS

For the year ended June 30, 1998, Apex Municipal Fund, Inc. earned $0.642 per share income dividends, which included earned and unpaid dividends of $0.053. This represents a net annualized yield of 6.06%, based on a month-end per share net asset value of $10.60. Over the same period, the Fund's total investment return was +10.03%, based on a change in per share net asset value from $10.25 to $10.60, and assuming reinvestment of $0.643 per share income dividends.

For the six months ended June 30, 1998, the Fund's total investment return was +2.66%, based on a change in per share net asset value from $10.65 to $10.60, and assuming reinvestment of $0.323 per share income dividends.

The Municipal Market Environment

During the six-month period ended June 30, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, fell approximately 5 basis points (0.05%) to end the June quarter at 5.34%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 30 basis points to end the June quarter at 5.62%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $145 billion in new tax-exempt bonds were underwritten, an increase of over 50% compared to the same period a year ago. During the quarter ended June 30, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are presently in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998. Historically, the month of July tends to be a period of strong investor demand as seasonal factors generate strong income flows.

It is also possible that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as other construction industries. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustained and may lead to weaker construction growth later this year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings have resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months, but may be borrowing against weaker spending later this year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At June 30, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

As a result of our investment approach, which places emphasis on solid credit and attentive yield spread analysis rather than interest rate calls, Apex Municipal Fund, Inc. has consistently generated a competitive total return for its shareholders. During the fiscal year ended June 30, 1998, we chose to keep the Fund fully invested in an effort to enhance the potential income stream. This approach proved beneficial in light of the stable bond market environment experienced thus far in 1998. Contributing to the year's positive results has been the advance refunding of approximately 3.3% of the Fund's investments and the initial assignment of ratings or actual upgrades for another 13.5% of its holdings.

In the past, we have witnessed increasingly narrow credit spreads and the resulting lack of value in the high-yield municipal market. Our investment approach has clearly been impacted by these developments, as evidenced by the recent retrenchment from our emphasis on the healthcare sector. Yield spread contraction was most pronounced in this industry, and given the illiquidity typical of many small healthcare issuers, we chose to reduce our exposure. As a result, few true opportunities exist in the current marketplace for healthcare issues and, as a consequence, a high degree of caution is mandated by the low risk/reward ratio. While much of our focus will shift to the more liquid and widely held issues, we still expect to continue to search the marketplace for the increasingly rare opportunities that offer both incremental yield and upside potential.

During the fiscal year ended June 30, 1998, we purchased approximately $40 million in tax-exempt high-yield securities. Partial funding for these purchases was obtained through the sale of various holdings, some of which had been advance refunded. In almost every instance, those securities that were sold had been issued some time ago in a higher interest rate environment. Although it will be difficult to replace the coupon income generated by these holdings, early redemption by the respective issuers at some point in the near future is all but certain. Given this likelihood, we have chosen to address the issue rather than passively wait for the bonds to be called. In this manner, we are able to achieve the flexibility to gradually restructure the portfolio at a pace of our own choosing, thereby limiting the erosion of income brought on by lower interest rates. Moreover, the Fund's new investments typically possess not only far better call protection, but also the potential to appreciate within the context of improving credit fundamentals as well as a further decline in long-term interest rates.


                                     2 & 3

                                        Apex Municipal Fund, Inc., June 30, 1998

Clearly, this approach entails additional risk both in terms of credit and interest-rate sensitivity. However, much of our success to date is directly attributable to a deliberate and value-oriented style of credit analysis. In addition, a strong argument can be made for a constructive outlook in the bond market. Persistent low inflation, coupled with the expected fallout from the economic and political turmoil encompassing many of the emerging market nations, suggests there is limited risk of a sustained rise in domestic long-term interest rates. Therefore, we view the foregoing strategy as the logical means by which to strive to generate both a sustainable dividend as well as a competitive total return.

In Conclusion

We appreciate your ongoing interest in Apex Municipal Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


/s/ John M. Loffredo

John M. Loffredo
Vice President and Portfolio Manager

August 4, 1998

--------------------------------------------------------------------------------
We are pleased to announce that John M. Loffredo became Vice President and Portfolio Manager of Apex Municipal Fund, Inc. Mr. Loffredo has been First Vice President of Merrill Lynch Asset Management, L.P. (an affiliate of the Investment Adviser)since 1997 and Vice President since 1991.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                            S&P      Moody's       Face                                                                    Value
STATE                     Ratings    Ratings      Amount      Issue                                                      (Note 1a)
==================================================================================================================================
Alabama--1.9%             B+         NR*         $ 1,000      Brewton, Alabama, Industrial Development Board,
                                                              PCR, Refunding (Container Corporation America
                                                              Project), 8% due 4/01/2009                                   $ 1,134
                          CCC        Baa3          5,500      Mobile, Alabama, IDB, Solid Waste Disposal,
                                                              Revenue Refunding Bonds (Mobile Energy
                                                              Services Co. Project), 6.95% due 1/01/2020                     2,750
==================================================================================================================================
Arizona--3.7%             NR*        B1            4,000      Phoenix, Arizona, IDA, Airport Facilities Revenue
                                                              Refunding Bonds (America West Airlines, Inc.),
                                                              AMT, 6.30% due 4/01/2023                                       4,177
                          B          B2            3,500      Pima County, Arizona, IDA, IDR (Tucson Electric
                                                              Power Co. Project), Series B, 6% due 9/01/2029                 3,572
==================================================================================================================================
Arkansas--1.8%            NR*        NR*             390      Alma, Arkansas, Health Facilities Board Revenue
                                                              Bonds, 10.50% due 12/01/2019                                     422
                          NR*        NR*             390      Conway, Arkansas, Public Facilities Board, Health
                                                              Care Revenue Bonds (Creative Living Project),
                                                              10.50% due 12/01/2019                                            420
                          NR*        NR*             390      Hope, Arkansas, Health Facilities Board Revenue
                                                              Bonds (Omega Home), 10.50% due 12/01/2019                        421
                          NR*        NR*             780      Little Rock, Arkansas, Health Facilities Board
                                                              Revenue Bonds (Community Life Services),
                                                              10.50% due 12/01/2019                                            842
                          NR*        NR*             780      Pine Bluff, Arkansas, Health Facilities Board
                                                              Revenue Bonds (Jenkins Housing), 10.50%
                                                              due 12/01/2019                                                   841
                          NR*        NR*             390      Texarkana, Arkansas, Public Facilities Board,
                                                              Health Care Revenue Bonds (Housing Opportunities
                                                              Addition Project), 10.50% due 12/01/2019                         420
                          NR*        NR*             390      West Helena, Arkansas, Health Facilities Board
                                                              Revenue Bonds (Delta House), 10.50% due 12/01/2019               419
==================================================================================================================================
California--1.1%          AAA        Aaa           5,000      Foothill/Eastern Transportation Corridor Agency,
                                                              California, Toll Road Revenue Bonds
                                                              (Senior Lien), Series A, 5.775%** due 1/01/2028 (c)            1,075
                          NR*        NR*           2,000      Long Beach, California, Redevelopment Agency,
                                                              M/F Housing Revenue Bonds (Pacific Court
                                                              Apartments), AMT, Issue B, 6.95% due 9/01/2023 (b)             1,100
==================================================================================================================================
Colorado--2.6%            NR*        NR*           1,700      Colorado Postsecondary Educational Facilities
                                                              Authority Revenue Bonds (Colorado Ocean
                                                              Journey Inc. Project), 8.30% due 12/01/2017                    1,992
                          NR*        NR*           3,000      Denver, Colorado, Urban Renewal Authority,
                                                              Tax Increment Revenue Bonds (Downtown Denver),
                                                              AMT, Series A, 7.75% due 9/01/2016                             3,339
==================================================================================================================================
Florida--10.1%                                                Arbor Greene, Florida, Community Development
                                                              District, Special Assessment Revenue Bonds:
                          NR*        NR*           1,000         7.60% due 5/01/2018                                         1,081
                          NR*        NR*             400         6.30% due 5/01/2019                                           402
==================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Apex Municipal Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
EDA       Economic Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

                                        Apex Municipal Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                            S&P      Moody's       Face                                                                    Value
STATE                     Ratings    Ratings      Amount      Issue                                                      (Note 1a)
==================================================================================================================================
Florida                   A1         NR*           $ 200      Escambia, County, Florida, PCR, Refunding (Gulf
(concluded)                                                   Power Company Project), VRDN, 4.05% (concluded)
                                                              due 7/01/2022 (a)                                            $   200
                          NR*        NR*           9,448      Florida HFA, M/F Housing Revenue Bonds (Palm
                                                              Aire Retirement Facilities Project), AMT, Series
                                                              S, 10% due 1/01/2020 (b)                                       7,464
                          NR*        NR*           3,000      Lee County, Florida, IDA, Healthcare Facilities
                                                              Revenue Bonds (Cypress Cove Health Park), Series
                                                              A, 6.375% due 10/01/2025                                       3,160
                          NR*        NR*           4,385      Miami Beach, Florida, Redevelopment Agency, Tax
                                                              Increment Revenue Bonds, AMT, 9.125% due
                                                              12/01/2004                                                     4,766
                          NR*        NR*           3,575      Tampa Palms, Florida, Open Space and
                                                              Transportation Community Development District
                                                              Revenue Bonds (Capital Improvement--Richmond
                                                              Place Project), 7.50% due 5/01/2018                            3,797
==================================================================================================================================
Georgia--4.3%             NR*        NR*           3,920      Atlanta, Georgia, Urban Residential Finance
                                                              Authority, M/F Housing Mortgage Revenue Bonds
                                                              (Northside Plaza Apartments Project), 9.75% due
                                                              11/01/2020                                                     4,207
                          NR*        NR*           2,275      Hancock County, Georgia, COP, 8.50% due 4/01/2015              2,562
                          NR*        NR*           1,915      Rockdale County, Georgia, Development Authority,
                                                              Solid Waste Disposal Revenue Bonds (Visy Paper Inc.
                                                              Project), AMT, 7.40% due 1/01/2016                             2,078
==================================================================================================================================
Illinois--4.1%            BB+        Baa2          4,490      Chicago, Illinois, O'Hare International Airport,
                                                              Special Facilities Revenue Bonds (United Airlines,
                                                              Inc.), Series 1984-B, 8.85% due 5/01/2018                      5,020
                          NR*        NR*           3,190      Illinois Development Finance Authority, Prime
                                                              Health Care Centers Facilities, Acquisition
                                                              Program Revenue Bonds, 7.75% due 12/01/2016                    3,569
==================================================================================================================================
Indiana--1.1%             NR*        NR*           2,000      Wabash, Indiana, Solid Waste Disposal Revenue
                                                              Bonds (Jefferson Smurfit Corporation Project),
                                                              AMT, 7.50% due 6/01/2026                                       2,235
==================================================================================================================================
Iowa--6.5%                NR*        NR*          10,000      Iowa Finance Authority, Health Care Facilities,
                                                              Revenue Refunding Bonds (Care Initiatives
                                                              Project), 9.25% due 7/01/2025                                 13,474
==================================================================================================================================
Louisiana--2.2%           NR*        A2              650      Louisiana Public Facilities Authority, Student
                                                              Loan Revenue Refunding Bonds, AMT, Sub-Series
                                                              A-3, 7% due 9/01/2006                                            692
                          BB         NR*           3,500      Port New Orleans, Louisiana, IDR, Refunding
                                                              (Continental Grain Company Project), 7.50% due
                                                              7/01/2013                                                      3,944
==================================================================================================================================
Maryland--2.7%            NR*        NR*           5,000      Maryland State Energy Financing Administration,
                                                              Limited Obligation Revenue Bonds (Cogeneration-AES
                                                              Warrior Run), AMT, 7.40% due 9/01/2019                         5,544
==================================================================================================================================
Massachusetts--4.0%       NR*        NR*           1,555      Boston, Massachusetts, Industrial Development
                                                              Financing Authority, Solid Waste Disposal
                                                              Facilities Revenue Bonds (Jet-A-Way Project),
                                                              AMT, 10.50% due 1/01/2011                                      1,740
                          NR*        NR*           1,920      Massachusetts State Industrial Finance Agency,
                                                              Educational Institution Revenue Bonds (Center
                                                              for Human Development), 9.375% due 7/01/2015                   2,095
                          NR*        NR*           2,100      Massachusetts State Industrial Finance Agency,
                                                              Sewage Facility Revenue Bonds (Resource Control
                                                              Composting, Inc. Project), AMT, 9.25% due 6/01/2010            2,196
                          NR*        NR*           2,000      Massachusetts State Port Authority, Special
                                                              Project Revenue Bonds (Harborside Hyatt), AMT,
                                                              10% due 3/01/2026                                              2,235
==================================================================================================================================
Michigan--1.7%            NR*        NR*           2,050      Wayne Charter County, Michigan, Special Airport
                                                              Facilities, Revenue Refunding Bonds (Northwest
                                                              Airlines, Inc.), 6.75% due 12/01/2015                          2,276
                          BBB-       Baa           1,200      Wayne County, Michigan, Downriver Sewer Disposal
                                                              System, Series A, 7% due 11/01/2013                            1,306
==================================================================================================================================
Minnesota--1.7%           NR*        NR*           3,310      Anoka, Minnesota, M/F Housing Revenue Bonds
                                                              (Rainbow Plaza Apartments Project), AMT, 9.375%
                                                              due 12/01/2024                                                 3,494
==================================================================================================================================
Mississippi--0.8%         NR*        P1              200      Jackson County, Mississippi, Port Facility
                                                              Revenue Refunding Bonds (Chevron USA, Inc.
                                                              Project), VRDN, 4% due 6/01/2023 (a)                             200
                          NR*        NR*           1,400      Mississippi Development Bank, Special Obligation
                                                              Refunding Bonds (Diamond Lakes Utilities),
                                                              Series A, 6.25% due 12/01/2017                                 1,438
==================================================================================================================================
New Jersey--5.3%                                              Camden County, New Jersey, Improvement Authority,
                                                              Lease Revenue Bonds (Holt Hauling & Warehousing),
                                                              Series A:
                          BB-        NR*           2,000         9.625% due 1/01/2011                                        2,512
                          BB-        NR*           4,500         9.875% due 1/01/2021                                        5,721
                          NR*        NR*           1,500      New Jersey, EDA, IDR, Refunding (Newark Airport
                                                              Marriott Hotel), 7% due 10/01/2014                             1,657
                          AAA        Aaa           1,000      New Jersey Health Care Facilities Financing
                                                              Authority Revenue Bonds (Saint Elizabeth Hospital),
                                                              Series B, 8.25% due 7/01/2000 (d)                              1,093
==================================================================================================================================
New Mexico--4.5%                                              Farmington, New Mexico, PCR:
                          BB+        Ba1           3,000         Refunding (Public Service Company--San Juan
                                                                 Project), Series B, 6.30% due 12/01/2016                    3,231
                          B          B2            5,000         (Tucson Electric Power Co.--San Juan Project),
                                                                 Series A, 6.95% due 10/01/2020                              5,654
                          A1+        P1              500      Hurley, New Mexico, PCR (Kennecott Santa Fe),
                                                              VRDN, 4.10% due 12/01/2015 (a)                                   500
==================================================================================================================================
New York--7.2%            NR*        NR*           7,010      New York City, New York, IDA, Civic Facilities
                                                              Revenue Bonds (Amboy Properties Corporation
                                                              Project), 9.625% due 6/01/2015                                 7,660
                          NR*        NR*           3,500      Port Authority of New York and New Jersey,
                                                              Special Obligation Revenue Bonds (Special
                                                              Project--KIAC), AMT, Series 4, 5th Installment,
                                                              6.75% due 10/01/2019                                           3,857
                                                              Utica, New York, Public Improvement Bonds, UT:
                          CCC        B2              700         9.25% due 8/15/2004                                           815
                          CCC        B2              700         9.25% due 8/15/2005                                           829
                          CCC        B2              635         9.25% due 8/15/2006                                           764
                          CCC        B2              475         8.50% due 8/15/2013                                           553
                          CCC        B2              475         8.50% due 8/15/2014                                           553
==================================================================================================================================
Ohio--3.8%                BB-        Ba2           5,000      Cleveland, Ohio, Airport Special Revenue
                                                              Refunding Bonds (Continental Airlines, Inc.), AMT,
                                                              5.70% due 12/01/2019 (h)                                       4,931
                          NR*        NR*           3,000      Ohio State Water Development Authority, Solid
                                                              Waste Disposal Revenue Bonds (Bay Shore Power
                                                              Project), AMT, Series A, 5.875% due 9/01/2020                  3,038
==================================================================================================================================
Oregon--1.5%              NR*        Baa2          2,000      Oregon State, Economic Development Revenue
                                                              Refunding Bonds (Georgia-Pacific Corporation
                                                              Project), Series 183, 5.70% due 12/01/2025                     2,067
                          NR*        NR*           1,000      Western Generation Agency, Oregon, Cogeneration
                                                              Project Revenue Bonds (Wauna Cogeneration
                                                              Project), AMT, Series B, 7.40% due 1/01/2016                   1,101
==================================================================================================================================
Pennsylvania--12.5%       NR*        NR*           5,000      Lehigh County, Pennsylvania, General Purpose
                                                              Authority Revenue Bonds (Wiley House--
                                                              Kid's Peace), 8.75% due 11/01/2014                             5,217
                          BBB-       Baa2          3,000      Pennsylvania Economic Development Financing
                                                              Authority, Exempt Facilities Revenue Bonds
                                                              (MacMillan Limited Partnership Project), AMT,
                                                              7.60% due 12/01/2020                                           3,350
                          NR*        NR*           4,000      Pennsylvania Economic Development Financing
                                                              Authority, Recycling Revenue Bonds (Ponderosa
                                                              Fibres Project), AMT, Series A, 6.045% due
                                                              1/01/2022 (b)                                                  2,880
                          BBB        Baa3          1,000      Pennsylvania Economic Development Financing
                                                              Authority, Wastewater Treatment Revenue Bonds
                                                              (Sun Company Inc.--R & M Project), AMT, Series A,
                                                              7.60% due 12/01/2024                                           1,170
                          AAA        Aaa           2,000      Pennsylvania State Higher Education Assistance
                                                              Agency, Student Loan Revenue Bonds, RIB, AMT,
                                                              Series B, 8.28% due 3/01/2022 (e)(f)                           2,255


                                     6 & 7

                                        Apex Municipal Fund, Inc., June 30, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                            S&P      Moody's       Face                                                                    Value
STATE                     Ratings    Ratings      Amount      Issue                                                      (Note 1a)
==================================================================================================================================
Pennsylvania              NR*        NR*         $ 4,000      Pennsylvania State Higher Educational Facilities
(concluded)                                                   Authority, College and University Revenue Bonds
                                                              (Eastern College), Series B, 8% due 10/15/2025               $ 4,718
                          NR*        NR*           5,500      Philadelphia, Pennsylvania, Authority for IDR,
                                                              Refunding (Commercial Development--Philadelphia
                                                              Airport), AMT, 7.75% due 12/01/2017                            6,207
==================================================================================================================================
Texas--9.0%               NR*        NR*           1,460      Angelina County, Texas, Jail Facilities Financing
                                                              Corporation, Criminal Detention Center,
                                                              Mortgage Revenue Bonds, 9.75% due 8/01/2009 (b)                   --
                                                              Bell County, Texas, Health Facilities Development
                                                              Corporation Revenue Bonds (Heartway Corporation
                                                              Project):
                          NR*        NR*           4,750         Senior Series A, 9.50% due 3/01/2019                        5,232
                          NR*        NR*             805         Sub-Series B, 10%** due 3/01/2019 (g)                         542
                          A1+        NR*             450      Harris County, Texas, Health Facilities Development
                                                              Corporation, Hospital Revenue Bonds (Methodist
                                                              Hospital), VRDN, 4% due 12/01/2025 (a)                           450
                          BB         Ba2           3,100      Houston, Texas, Airport System, Special Facilities
                                                              Revenue Bonds (Continental Airlines Terminal
                                                              Improvement), AMT, Series B, 6.125% due 7/15/2027              3,245
                          BB-        Ba1           6,500      Lower Colorado River Authority, Texas, PCR
                                                              (Samsung Austin Semiconductor), AMT, 6.375% due
                                                              4/01/2027                                                      6,790
                          NR*        Ba1             945      Nolan County, Texas, Industrial Development
                                                              Corporation, IDR (US Gypsum Company Project),
                                                              7.25% due 12/01/2014                                           1,071
                          BBB        Baa3          1,000      Odessa, Texas, Junior College District, Revenue
                                                              Refunding Bonds, Series A, 8.125% due 6/01/2005 (d)            1,226
                          NR*        NR*           3,530      Pecos County, Texas, Jail Facilities Financing
                                                              Corporation, Criminal Detention Center Mortgage
                                                              Revenue Bonds, 9.75% due 8/01/2009 (b)                            --
==================================================================================================================================
Virginia--5.1%            NR*        NR*           2,500      Dulles Town Center Community Development Authority,
                                                              Virginia, Special Assessment Tax Bonds (Dulles
                                                              Town Center Project), 6.25% due 3/01/2026                      2,532
                                                              Pocahontas Parkway Association, Virginia,
                                                              Connector Toll Road Revenue Bonds (Route 895):
                          NR*        Ba1           6,200         1st Tier, Sub-Series C, 6.25%** due 8/15/2033                 711
                          NR*        Ba1           6,200         1st Tier, Sub-Series C, 6.25%** due 8/15/2034                 669
                          BBB-       Baa3         32,600         Senior Series B, 5.887%** due 8/15/2025                     6,760
==================================================================================================================================
West Virginia--3.0%       NR*        NR*           5,850      Fayette County, West Virginia, Commercial
                                                              Development Commission, Revenue Refunding Bonds
                                                              (MPC Incorporated Project), 9.75% due 2/01/2011                6,298
==================================================================================================================================
                          Total Investments (Cost--$201,931)--102.2%                                                       211,958

                          Liabilities in Excess of Other Assets--(2.2%)                                                     (4,498)
                                                                                                                          --------
                          Net Assets--100.0%                                                                              $207,460
                                                                                                                          ========
==================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1998.
(b) Non-income producing security.
(c) FSA Insured.
(d) Prerefunded.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 1998.
(f) AMBAC Insured.
(g) This issue will begin to accrue interest on September 1, 1999.
(h) This issue will begin to accrue interest on September 2, 1999.
*   Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

    See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of June 30, 1998
=====================================================================================================================
Assets:             Investments, at value (identified cost -- $201,930,717) (Note 1a)                   $ 211,957,859
                    Cash ............................................................                          30,394
                    Receivables:
                       Securities sold ..............................................   $   5,208,313
                       Interest .....................................................       3,698,679       8,906,992
                                                                                        -------------
                    Prepaid expenses and other assets ...............................                          26,936
                                                                                                        -------------
                    Total assets ....................................................                     220,922,181
                                                                                                        -------------
=====================================================================================================================
Liabilities:        Payables:
                       Securities purchased .........................................      13,115,060
                       Dividends to shareholders (Note 1e) ..........................         153,048
                       Investment adviser (Note 2) ..................................         111,136      13,379,244
                                                                                        -------------
                    Accrued expenses and other liabilities ..........................                          83,003
                                                                                                        -------------
                    Total liabilities ...............................................                      13,462,247
                                                                                                        -------------
=====================================================================================================================
Net Assets:         Net assets ......................................................                   $ 207,459,934
                                                                                                        =============
=====================================================================================================================
Capital:            Common Stock, $.10 par value, 150,000,000 shares authorized;
                    19,569,551 shares issued and outstanding (Note 4) ...............                   $   1,956,955
                    Paid-in capital in excess of par ................................                     215,220,133
                    Undistributed investment income--net ............................                       1,178,772
                    Accumulated realized capital losses on investments--net (Note 5)                      (20,923,068)
                    Unrealized appreciation on investments--net .....................                      10,027,142
                                                                                                        -------------
                    Total capital--Equivalent to $10.60 net asset value per share
                    of Common Stock (market price--$10.50) ..........................                   $ 207,459,934
                                                                                                        =============
=====================================================================================================================

See Notes to Financial Statements.

                                        Apex Municipal Fund, Inc., June 30, 1998

STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
==============================================================================================================
Investment              Interest and amortization of premium and discount earned                  $ 14,341,094
Income (Note 1d):
==============================================================================================================
Expenses:               Investment advisory fees (Note 2) ......................   $  1,343,366
                        Professional fees ......................................        177,716
                        Accounting services (Note 2) ...........................         62,768
                        Transfer agent fees ....................................         51,567
                        Directors' fees and expenses ...........................         40,251
                        Printing and shareholder reports .......................         34,000
                        Listing fees ...........................................         24,260
                        Custodian fees .........................................         18,332
                        Pricing fees ...........................................         10,129
                        Other ..................................................         17,699
                                                                                   ------------
                        Total expenses .........................................                     1,780,088
                                                                                                  ------------
                        Investment income--net .................................                    12,561,006
                                                                                                  ------------
==============================================================================================================
Realized &              Realized loss on investments--net ......................                      (220,913)
Unrealized              Change in unrealized appreciation on investments--net ..                     7,061,457
Gain (Loss) on                                                                                    ------------
Investments--Net        Net Increase in Net Assets Resulting from Operations ...                  $ 19,401,550
(Notes 1b, 1d & 3):                                                                               ============
==============================================================================================================

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year
                                                                                                       Ended June 30,
                                                                                              ------------------------------
                        Increase (Decrease) in Net Assets:                                        1998              1997
============================================================================================================================
Operations:             Investment income--net ............................................   $  12,561,006    $  12,625,286
                        Realized loss on investments--net .................................        (220,913)      (1,036,737)
                        Change in unrealized appreciation/depreciation on investments--net        7,061,457        6,145,613
                                                                                              -------------    -------------
                        Net increase in net assets resulting from operations ..............      19,401,550       17,734,162
                                                                                              -------------    -------------
============================================================================================================================
Dividends to            Investment income--net ............................................     (12,579,736)     (12,927,160)
Shareholders                                                                                  -------------    -------------
(Note 1e):              Net decrease in net assets resulting from dividends to shareholders     (12,579,736)     (12,927,160)
                                                                                              -------------    -------------
============================================================================================================================
Common Stock            Net increase in net assets derived from capital stock issued to
Transactions            shareholders in reinvestment of dividends .........................         265,795               --
(Note 4):                                                                                     -------------    -------------
============================================================================================================================
Net Assets:             Total increase in net assets ......................................       7,087,609        4,807,002
                        Beginning of year .................................................     200,372,325      195,565,323
                                                                                              -------------    -------------
                        End of year* ......................................................   $ 207,459,934    $ 200,372,325
                                                                                              =============    =============
============================================================================================================================
                      * Undistributed investment income--net ......                           $   1,178,772    $   1,197,502
                                                                                              =============    =============
============================================================================================================================

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                        For the Year Ended June 30,
                                                                              ----------------------------------------------------
                        Increase (Decrease) in Net Asset Value:                 1998       1997       1996       1995        1994
==================================================================================================================================
Per Share               Net asset value, beginning of year .................. $  10.25   $  10.01   $  10.06   $  10.10   $  10.40
Operating                                                                     --------   --------   --------   --------   --------
Performance:            Investment income--net ..............................      .64        .64        .67        .71        .75
                        Realized and unrealized gain (loss) on
                        investments--net ....................................      .35        .26       (.06)      (.04)      (.30)
                                                                              --------   --------   --------   --------   --------
                        Total from investment operations ....................      .99        .90        .61        .67        .45
                                                                              --------   --------   --------   --------   --------
                        Less dividends from investment income--net ..........     (.64)      (.66)      (.66)      (.71)      (.75)
                                                                              --------   --------   --------   --------   --------
                        Net asset value, end of year ........................ $  10.60   $  10.25   $  10.01   $  10.06   $  10.10
                                                                              ========   ========   ========   ========   ========
                        Market price per share, end of year ................. $  10.50   $ 9.9375   $  9.125   $  9.375   $  9.875
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Total Investment        Based on market price per share .....................    12.42%     16.66%      4.54%      2.57%     (2.26%)
Return:*                                                                      ========   ========   ========   ========   ========
                        Based on net asset value per share ..................    10.03%      9.69%      6.87%      7.61%      4.53%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================
Ratios to Average       Expenses ............................................      .86%       .79%       .90%       .91%       .88%
Net Assets:                                                                   ========   ========   ========   ========   ========
                        Investment income--net ..............................     6.08%      6.34%      6.66%      7.14%      7.24%
                                                                              ========   ========   ========   ========   ========

==================================================================================================================================
Supplemental            Net assets, end of year (in thousands) .............. $207,460   $200,372   $195,565   $196,647   $197,466
Data:                                                                         ========   ========   ========   ========   ========
                        Portfolio turnover ..................................       34%        79%        56%        20%        12%
                                                                              ========   ========   ========   ========   ========
==================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

See Notes to Financial Statements.


                                    10 & 11

                                        Apex Municipal Fund, Inc., June 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Apex Municipal Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol APX. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counter party does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc., and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1998 were $76,663,295 and $68,600,275, respectively.

Net realized losses for the year ended June 30, 1998 and net unrealized gains as of June 30, 1998 were as follows:

------------------------------------------------------
                                Realized    Unrealized
                                 Losses       Gains
------------------------------------------------------
Long-term investments .......  $(220,913)  $10,027,142
                               ---------   -----------
Total .......................  $(220,913)  $10,027,142
                               =========   ===========
------------------------------------------------------

As of June 30, 1998, net unrealized appreciation for Federal income tax purposes aggregated $10,027,142, of which $17,303,613 related to appreciated securities and $7,276,471 related to depreciated securities. The aggregate cost of investments at June 30, 1998 for Federal income tax purposes was $201,930,717.

4. Common Stock Transactions:

At June 30, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the year ended June 30, 1998 increased by 24,907 as a result of dividend reinvestment and during the year ended June 30, 1997 remained constant.

5. Capital Loss Carryforward:

At June 30, 1998, the Fund had a net capital loss carryforward of approximately $20,239,000, of which $1,527,000 expires in 1999, $4,876,000 expires in 2001,
$2,775,000 expires in 2002, $1,754,000 expires in 2003, $7,057,000 expires in
2004, $1,312,000 expires in 2005 and $938,000 expires in 2006. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $273,559 has been reclassified to paid-in capital in excess of par.

6. Subsequent Event:

On July 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.052835 per share, payable on July 30, 1998 to shareholders of record as of July 23, 1998.


                                    12 & 13

                                        Apex Municipal Fund, Inc., June 30, 1998

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders,
Apex Municipal Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Apex Municipal Fund, Inc., as of June 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and the financial highlights present fairly, in all material respects, the financial position of Apex Municipal Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
August 6, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions declared monthly by Apex Municipal Fund, Inc. during its taxable year ended June 30, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions declared by the Fund during its taxable year ended June 30, 1998.

Please retain this information for your records.

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian & Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
APX

This report, including the financial information herein, is transmitted to the shareholders of Apex Municipal Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apex Municipal
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10955--6/98

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